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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 January 8, 2003


                                 PLUG POWER INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-27527                  22-3672377
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
     of Incorporation)                Number)             Identification No.)


                 968 Albany-Shaker Road, Latham, New York 12110
              (Address of Principal Executive Offices and Zip Code)


                                 (518) 782-7700
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On January 8, 2003, Plug Power Inc. announced the appointment of David A. Neumann to Vice President and Chief Financial Officer, effective Monday, January 20, 2003, following the resignation of W. Mark Schmitz as its Chief Financial Officer, also effective as of January 20, 2003.

     A copy of the press release of Plug Power Inc., dated January 8, 2003, issued in connection with the appointment of Mr. Neumann is filed as Exhibit
99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Business Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

         99.1 Press Release of Plug Power Inc., dated January 8, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 9, 2003                     PLUG POWER INC.



                                             By:  /s/  Roger Saillant
                                                --------------------------------
                                                  Roger Saillant, President and
                                                  Chief Executive Officer

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                                  EXHIBIT INDEX

          99.1 Press Release of Plug Power Inc., dated January 8, 2003.